EXHIBIT 99.2

      STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Richard Connelly, Chief Financial Officer of Citadel Security Software Inc. state and attest that:

     (4) To the best of my knowledge, based upon a review of the covered reports (as defined below) of Citadel Security Software Inc. and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (5) I have reviewed the contents of this statement with the Company's audit committee.

     (6) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Registration Statement on Form 10-SB of Citadel Security Software Inc. filed with the Commission;
          - all reports on Form 10-QSB, all reports on Form 8-K and all definitive proxy materials of Citadel Security Software Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
          -    any amendments to any of the foregoing.


                                              Subscribed and sworn to
                                              before me this 14th day of
/s/ Steven B. Solomon                         August, 2002.
--------------------------------
Steven B. Solomon
President & Chief Executive Officer           /s/ Mary J. Shepherd
Citadel Security Software Inc.                   -----------------------
August 14, 2002                                   Notary Public
                                              My Commission Expires:

                                                  January 31, 2006
                                              --------------------------


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